Exhibit 99.2

QUARTERLY INVESTOR SUMMARY November 9, 2015

DISH NETWORK REPORTS THIRD QUARTER 2015 FINANCIAL RESULTS  ENGLEWOOD, Colo., November 9, 2015 — DISH Network Corporation (NASDAQ: DISH) today reported revenue totaling $3.73 billion for the quarter ending Sept. 30, 2015, compared to $3.68 billion for the corresponding period in 2014. Subscriber- related revenue increased to $3.7 billion from $3.65 billion in the year-ago period. Net income attributable to DISH Network totaled $196 million for the quarter ending Sept. 30, 2015, compared to net income of $146 million from the year-ago quarter. Diluted earnings per share for the quarter ending Sept. 30, 2015 were $0.42, compared with $0.31 during the same period in 2014. For the three and nine months ended Sept. 30, 2015, DISH has included all of its Sling TV live, linear streaming over-the-top Internet-based television services in the company’s total Pay-TV metrics, including in the Pay-TV subscriber, Pay-TV ARPU and Pay- TV churn rate numbers set forth below. Sling TV subscribers are included net of disconnects. In the third quarter, DISH activated approximately 751,000 gross new Pay-TV subscribers, compared to approximately 691,000 gross new Pay-TV subscribers in the prior year’s third quarter. Net Pay- TV subscribers declined approximately 23,000 in the third quarter, compared to a loss of approximately 12,000 in the third quarter 2014. The company closed the third quarter with 13.909 million Pay-TV subscribers, compared to 14.041 million Pay-TV subscribers at the end of third quarter 2014. Pay-TV ARPU for the third quarter totaled $86.33, compared to the year-ago period’s Pay-TV ARPU of $84.39. Pay-TV subscriber churn rate was 1.86 percent versus 1.67 percent for third quarter 2014. DISH added approximately 13,000 net broadband subscribers in the third quarter, bringing its broadband subscriber base to approximately 608,000. Year-to-Date Review For the first nine months of 2015, DISH Network’s revenue was $11.29 billion, compared to $10.96 billion in revenue from the same period last year. Year to date, net income attributable to DISH Network totaled $872 million, compared to $535 million from the same period last year. Diluted earnings per share were $1.88 for the first nine months of 2015, compared with $1.16 during the same period in 2014. Detailed financial data and other information are available in DISH Network’s Form 10-Q for the quarter ended Sept. 30, 2015, filed today with the Securities and Exchange Commission. DISH Network will host its third quarter 2015 financial results conference call today at noon ET. The dial-in numbers are (800) 616-6729 (U.S.) and (763) 488-9145, conference ID number 61355891. A webcast replay will be available on DISH’s Investor Relations website [http://dish.client.shareholder.com] today from 6 p.m. to 12a.m. ET. the most international channels and award-winning HD and DVR DISH Segment About DISH DISH Network Corp. (NASDAQ: DISH), through its subsidiaries, provides approximately 13.909 million pay-TV subscribers, as of Sept. 30, 2015, with the highest-quality programming and technology with the most choices at the best value. DISH offers a high definition line-up with more than 200 national HD channels, technology. DISH Network Corporation is a Fortune 250 company. Visit www.dish.com. DISH 3Q15 Financial Results Conference Call — Noon ET Today U.S. or Canada 800-616-6729 Internationally 763-488-9145 Conference ID: 61355891 TABLE OF CONTENTS DISH Segment - Pay-TV Metrics 3 DISH Segment - Broadband Metrics 5 Selected Financial Results 6 Condensed Consolidated Balance Sheets 8 Condensed Consolidated Statements of Operations 9 Condensed Consolidated Statements of Cash Flows 10 Results of Operations 3Q15 vs. 3Q14 11 Cautionary Statement Concerning Forward-Looking Statements DISH QUARTERLY INVESTOR SUMMARY-3Q15

DISH SEGMENT – PAY-TV METRICS

Pay-TV Net Additions

DISH lost approximately 23,000 net Pay-TV subscribers during 3Q15, compared to the loss of approximately 12,000 net Pay-TV subscribers during 3Q14. The decrease in net Pay-TV subscriber additions versus the same period in 2014 resulted from a higher Pay-TV churn rate discussed below, partially offset by higher gross new Pay-TV subscriber activations, primarily related to the activation of Sling TV subscribers, which are reported net of disconnects. Our Sling domestic service was launched on February 9, 2015.



Pay-TV Net Additions
In thousands
(12)
(63)
35
(81)
(23)
3Q14
4Q14
1Q15
2Q15
3Q15

Pay-TV Gross Activations

During 3Q15, DISH activated approximately 751,000 gross new Pay-TV subscribers compared to approximately 691,000 gross new Pay-TV subscribers during 3Q14, an increase of 8.7%. The increase in our gross new Pay-TV subscriber activations primarily related to the activation of Sling TV subscribers, which are reported net of disconnects, partially offset by stricter customer acquisition policies for our DISH branded pay-TV subscribers and increased competitive pressures, including aggressive marketing, more aggressive retention efforts, bundled discount offers combining broadband, video and/or wireless services and other discounted promotional offers.



Pay-TV Gross Activations
In thousands
691
615
723
638
751
3Q14
4Q14
1Q15
2Q15
3Q15

Pay-TV Churn Rate

Our Pay-TV churn rate for 3Q15 was 1.86% compared to 1.67% during 3Q14. Our Pay-TV churn rate increased during 3Q15 as a result of increased competitive pressures, including aggressive marketing, bundled discount offers combining broadband, video and/or wireless services and other discounted promotional offers. Our Pay-TV churn rate is also impacted by, among other things, the credit quality of previously acquired subscribers, our ability to consistently provide outstanding customer service, price increases, programming interruptions in connection with the scheduled expiration of certain programming carriage contracts, our ability to control piracy and other forms of fraud, the level of our retention efforts and cord cutting.



Pay-TV Churn Rate
In percentage
1.67%
1.61%
1.64%
1.71%
1.86%
3Q14
4Q14
1Q15
2Q15
3Q15

DISH QUARTERLY INVESTOR SUMMARY–3Q15 3

DISH SEGMENT – PAY-TV METRICS-CONTINUED

Pay-TV Subscribers

DISH ended 3Q15 with 13.909 million Pay-TV subscribers compared to 14.041 million Pay-TV subscribers at the end of 3Q14.



Pay-TV Subscribers
In thousands
14,041
13,978
14,013
13,932
13,909
3Q14
4Q14
1Q15
2Q15
3Q15

Pay-TV ARPU

Pay-TV average monthly revenue per subscriber (Pay-TV ARPU) was $86.33 during 3Q15 versus $84.39 during 3Q14. The $1.94 or 2.3% increase in Pay-TV ARPU was primarily attributable to the DISH branded pay-TV programming package price increases in February 2015 and 2014, partially offset by a shift in DISH branded pay-TV programming package mix, an increase in retention credits and an increase in Sling TV subscribers. Sling TV subscribers generally have lower priced programming packages than DISH branded pay-TV subscribers. Accordingly, for 3Q15, the increase in Sling TV subscribers had a negative impact on Pay-TV ARPU.



Pay-TV ARPU
Dollars
$84.39
$84.17
$85.73
$87.91
$86.33
3Q14
4Q14
1Q15
2Q15
3Q15

Pay-TV SAC

Pay-TV subscriber acquisition cost (Pay-TV SAC) was $736 during 3Q15 compared to $861 during 3Q14, a decrease of $125 or 14.5%. This change was primarily attributable to an increase in Sling TV subscriber activations and a decrease in advertising costs per activation.



Pay-TV SAC
Dollars
$861
$840
$667
$767
$736
3Q14
4Q14
1Q15
2Q15
3Q15

DISH QUARTERLY INVESTOR SUMMARY–3Q15 4

DISH SEGMENT – BROADBAND METRICS

Broadband Net Additions

DISH added approximately 13,000 net Broadband subscribers during 3Q15, compared to the addition of approximately 28,000 net Broadband subscribers during 3Q14. This decrease in net Broadband subscriber additions versus 3Q14 resulted from lower gross new Broadband subscriber activations and a higher number of customer disconnects.


Broadband Net Additions
In thousands
28
24
14
4
13
3Q14
4Q14
1Q15
2Q15
3Q15

Broadband Gross Activations

During 3Q15 and 3Q14, DISH activated approximately 66,000 and 72,000 gross new Broadband subscribers, respectively. Gross new Broadband subscriber activations declined primarily due to stricter customer acquisition policies and satellite capacity constraints in certain geographic areas. Customer disconnects were higher primarily due to a larger Broadband subscriber base during 3Q15 compared to 3Q14.


Broadband Gross Activations
In thousands
72
64
59
51
66
3Q14
4Q14
1Q15
2Q15
3Q15

Broadband Subscribers

DISH ended 3Q15 with 608,000 Broadband subscribers compared to 553,000 Broadband subscribers at the end of 3Q14.


Broadband Subscribers
In thousands
553
577
591
595
608
3Q14
4Q14
1Q15
2Q15
3Q15

DISH QUARTERLY INVESTOR SUMMARY–3Q15 5

 SELECTED FINANCIAL RESULTS DISH QUARTERLY INVESTOR SUMMARY-3Q15 Subscriber-Related Revenue Subscriber-related revenue totaled $3.704 billion for 3Q15, an increase of $56 million or 1.5% compared to 3Q14. The change in Subscriber-related revenue from 3Q14 was primarily related to the increase in Pay-TV ARPU discussed previously, partially offset by a lower average Pay-TV subscriber base. Included in Subscriber- related revenue was $110 million and $98 million of revenue related to our broadband services for 3Q15 and 3Q14, respectively, representing 3.0% and 2.7% of our total Subscriber-related revenue, respectively. Subscriber-Related Expenses Subscriber-related expenses totaled $2.182 billion during 3Q15, an increase of $50 million or 2.3% compared to 3Q14. The increase in Subscriber-related expenses was primarily attributable to higher programming costs and higher Broadband subscriber-related expenses due to the increase in our Broadband subscriber base, partially offset by a decrease in variable and retention costs per subscriber and a lower average Pay-TV subscriber base. The increase in programming costs was driven by rate increases in certain of our programming contracts, including the renewal of certain contracts at higher rates. Net Income (Loss) Net income attributable to DISH Network was $196 million during 3Q15 compared to $146 million for 3Q14. DISH QUARTERLY INVESTOR SUMMARY-3Q15

SELECTED FINANCIAL RESULTS-CONTINUED

EBITDA

EBITDA was $717 million during 3Q15, an increase of $112 million or 18.5% compared to 3Q14. EBITDA for 3Q15 was positively impacted by Other, net income of $29 million. EBITDA for 3Q14 was negatively impacted by Other, net expense of $56 million.



EBITDA
Dollars in millions
$605
$807
$849
$924
$717
3Q14
4Q14
1Q15
2Q15
3Q15

Non-GAAP Reconciliation-
EBITDA to Net Income

	Quarter To Date				
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015
			(In thousands)		
EBITDA	$ 604,794	$ 806,943	$ 848,597	$ 924,448	$ 716,568
Interest, net	(129,296)	(123,685)	(147,819)	(149,135)	(139,561)
Income tax (provision) benefit, net	(60,089)	13,603	(103,081)	(188,004)	(128,331)
Depreciation and amortization	(269,890)	(286,931)	(246,212)	(262,886)	(252,197)
Net income (loss) attributable to DISH Network	$ 145,519	$ 409,930	$ 351,485	$ 324,423	$ 196,479

Earnings before interest, taxes, depreciation and amortization ("EBITDA"). EBITDA is defined as "Net income (loss) attributable to DISH Network" plus "Interest expense, net of amounts capitalized" net of "Interest income," "Income tax (provision) benefit, net" and "Depreciation and amortization." EBITDA is not a measure determined in accordance with accounting principles generally accepted in the United States ("GAAP") and should not be considered a substitute for operating income, net income or any other measure determined in accordance with GAAP. EBITDA is used as a measurement of operating efficiency and overall financial performance and we believe it to be a helpful measure for those evaluating companies in the pay-TV industry. Conceptually, EBITDA measures the amount of income generated each period that could be used to service debt, pay taxes and fund capital expenditures. EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

DISH QUARTERLY INVESTOR SUMMARY–3Q15 7

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share amounts)
(Unaudited)

Assets	As of September 30, 2015	As of December 31, 2014
Current Assets:		
Cash and cash equivalents	$ 1,244,381	$ 7,104,496
Marketable investment securities	368,651	2,131,745
Trade accounts receivable - other, net of allowance for doubtful accounts of $17,583 and $23,603, respectively	868,136	920,103
Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero	37,005	31,390
Inventory	408,624	493,754
Deferred tax assets	25,667	25,667
Derivative financial instruments	566,650	383,460
FCC auction deposits	9,995,567	1,320,000
Other current assets	111,132	167,119
Total current assets	13,625,813	12,577,734
Noncurrent Assets:		
Restricted cash and marketable investment securities	82,495	86,984
Property and equipment, net	3,754,714	3,773,539
FCC authorizations	4,968,171	4,968,171
Other investment securities	327,250	327,250
Other noncurrent assets, net	344,516	337,530
Total noncurrent assets	9,477,146	9,493,474
Total assets	$ 23,102,959	$22,071,208
Liabilities and Stockholders' Equity (Deficit)		
Current Liabilities:		
Trade accounts payable - other	$ 197,536	$ 165,324
Trade accounts payable - EchoStar	247,448	251,669
Deferred revenue and other	894,720	891,373
Accrued programming	1,583,988	1,376,130
Accrued interest	201,479	227,158
Other accrued expenses	607,401	519,404
Current portion of long-term debt and capital lease obligations	1,533,339	681,467
Total current liabilities	5,265,911	4,112,525
Long-Term Obligations, Net of Current Portion:		
Long-term debt and capital lease obligations, net of current portion	12,228,276	13,746,059
Deferred tax liabilities	2,071,574	1,882,711
Long-term deferred revenue, distribution and carriage payments and other long-term liabilities	407,336	276,281
Total long-term obligations, net of current portion	14,707,186	15,905,051
Total liabilities	19,973,097	20,017,576
Commitments and Contingencies		
Redeemable noncontrolling interests	274,344	41,498
Stockholders' Equity (Deficit):		
Class A common stock, $.01 par value, 1,600,000,000 shares authorized, 280,915,345 and 279,406,646 shares issued, 224,797,085 and 223,288,386 shares outstanding, respectively	2,809	2,794
Class B common stock, $.01 par value, 800,000,000 shares authorized, 238,435,208 shares issued and outstanding	2,384	2,384
Additional paid-in capital	2,751,599	2,678,791
Accumulated other comprehensive income (loss)	72,200	174,507
Accumulated earnings (deficit)	1,596,379	723,992
Treasury stock, at cost	(1,569,459)	(1,569,459)
Total DISH Network stockholders' equity (deficit)	2,855,912	2,013,009
Noncontrolling interests	(394)	(875)
Total stockholders' equity (deficit)	2,855,518	2,012,134
Total liabilities and stockholders' equity (deficit)	$ 23,102,959	$22,071,208

DISH QUARTERLY INVESTOR SUMMARY–3Q15 8

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2015	2014	2015	2014
Revenue:				
Subscriber-related revenue	$ 3,704,259	$ 3,647,850	$ 11,199,205	$ 10,849,138
Equipment sales and other revenue	16,641	16,268	52,056	64,786
Equipment sales, services and other revenue - EchoStar	12,665	15,233	38,957	47,744
Total revenue	3,733,565	3,679,351	11,290,218	10,961,668
Costs and Expenses (exclusive of depreciation shown separately below):				
Subscriber-related expenses	2,182,117	2,132,583	6,589,372	6,305,951
Satellite and transmission expenses	195,468	181,230	576,752	511,683
Cost of sales - equipment, services and other	18,787	24,240	73,087	82,198
Subscriber acquisition costs:				
Cost of sales - subscriber promotion subsidies	52,107	58,608	160,496	189,793
Other subscriber acquisition costs	250,852	264,200	678,424	770,487
Subscriber acquisition advertising	153,663	163,715	429,094	431,851
Total subscriber acquisition costs	456,622	486,523	1,268,014	1,392,131
General and administrative expenses	186,654	196,376	562,128	589,149
Depreciation and amortization	252,197	269,890	761,295	791,005
Total costs and expenses	3,291,845	3,290,842	9,830,648	9,672,117
Operating income (loss)	441,720	388,509	1,459,570	1,289,551
Other Income (Expense):				
Interest income	3,273	14,109	15,383	46,485
Interest expense, net of amounts capitalized	(142,834)	(143,405)	(451,898)	(472,168)
Other, net	28,782	(56,089)	284,549	(52,444)
Total other income (expense)	(110,779)	(185,385)	(151,966)	(478,127)
Income (loss) before income taxes	330,941	203,124	1,307,604	811,424
Income tax (provision) benefit, net	(128,331)	(60,089)	(419,416)	(290,443)
Net income (loss)	202,610	143,035	888,188	520,981
Less: Net income (loss) attributable to noncontrolling interests, net of tax	6,131	(2,484)	15,801	(13,782)
Net income (loss) attributable to DISH Network	$ 196,479	$ 145,519	$ 872,387	$ 534,763
Weighted-average common shares outstanding - Class A and B common stock:				
Basic	463,190	460,754	462,740	459,688
Diluted	464,702	463,202	464,598	462,537
Earnings per share - Class A and B common stock:				
Basic net income (loss) per share attributable to DISH Network	$ 0.42	$ 0.32	$ 1.89	$ 1.16
Diluted net income (loss) per share attributable to DISH Network	$ 0.42	$ 0.31	$ 1.88	$ 1.16

DISH QUARTERLY INVESTOR SUMMARY–3Q15 9

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2015	2014
Cash Flows From Operating Activities:		
Net income (loss)	$ 888,188	$ 520,981
Adjustments to reconcile net income (loss) to net cash flows from operating activities:		
Depreciation and amortization	761,295	791,005
Realized and unrealized losses (gains) on investments	(291,438)	45,498
Non-cash, stock-based compensation	17,714	24,958
Deferred tax expense (benefit)	157,183	68,050
Change in long-term deferred revenue, distribution and carriage payments and other long-term liabilities	130,107	78,543
Other, net	11,741	63,524
Changes in current assets and current liabilities, net	555,247	194,121
Net cash flows from operating activities from continuing operations	2,230,037	1,786,680
Net cash flows from operating activities from discontinued operations, net	-	(30,007)
Cash Flows From Investing Activities:		
Purchases of marketable investment securities	(179,296)	(3,796,993)
Sales and maturities of marketable investment securities	1,987,485	4,430,261
Purchases of property and equipment	(793,302)	(917,456)
Purchases of FCC authorizations - H Block wireless spectrum licenses	-	(1,343,372)
AWS-3 FCC license deposits	(9,075,567)	-
AWS-3 FCC deposit refund	400,000	-
Other, net	3,594	43,849
Net cash flows from investing activities from continuing operations	(7,657,086)	(1,583,711)
Net cash flows from investing activities from discontinued operations, net, including $0 and $0 of purchases of property and equipment, respectively	-	20,847
Cash Flows From Financing Activities:		
Redemption and repurchases of long-term debt	(650,001)	(199,999)
Capital contributions from Northstar Manager and SNR Management	204,200	-
Repayment of long-term debt and capital lease obligations	(23,470)	(23,500)
Net proceeds from Class A common stock options exercised and stock issued under the Employee Stock Purchase Plan	21,285	37,352
Other, net	14,920	33,712
Net cash flows from financing activities from continuing operations	(433,066)	(152,435)
Net increase (decrease) in cash and cash equivalents from continuing operations	(5,860,115)	50,534
Cash and cash equivalents, beginning of period from continuing operations	7,104,496	4,700,022
Cash and cash equivalents, end of period from continuing operations	$ 1,244,381	$ 4,750,556
Net increase (decrease) in cash and cash equivalents from discontinued operations	-	(9,160)
Cash and cash equivalents, beginning of period from discontinued operations	-	9,160
Cash and cash equivalents, end of period from discontinued operations	$ -	$ -

DISH QUARTERLY INVESTOR SUMMARY–3Q15 10

RESULTS OF OPERATIONS
3Q15 VS. 3Q14

(In thousands)
(Unaudited)

Statements of Operations Data	For the Three Months Ended September 30, 2015	2014	Variance Amount	%
Revenue:				
Subscriber-related revenue	$3,704,259	$3,647,850	$ 56,409	1.5
Equipment sales and other revenue	16,641	16,268	373	2.3
Equipment sales, services and other revenue - EchoStar	12,665	15,233	(2,568)	(16.9)
Total revenue	3,733,565	3,679,351	54,214	1.5
Costs and Expenses:				
Subscriber-related expenses	2,182,117	2,132,583	49,534	2.3
% of Subscriber-related revenue	**58.9%**	**58.5%**		
Satellite and transmission expenses	195,468	181,230	14,238	7.9
% of Subscriber-related revenue	**5.3%**	**5.0%**		
Cost of sales - equipment, services and other	18,787	24,240	(5,453)	(22.5)
Subscriber acquisition costs	456,622	486,523	(29,901)	(6.1)
General and administrative expenses	186,654	196,376	(9,722)	(5.0)
% of Total revenue	**5.0%**	**5.3%**		
Depreciation and amortization	252,197	269,890	(17,693)	(6.6)
Total costs and expenses	3,291,845	3,290,842	1,003	0.0
Operating income (loss)	441,720	388,509	53,211	13.7
Other Income (Expense):				
Interest income	3,273	14,109	(10,836)	(76.8)
Interest expense, net of amounts capitalized	(142,834)	(143,405)	571	0.4
Other, net	28,782	(56,089)	84,871	*
Total other income (expense)	(110,779)	(185,385)	74,606	40.2
Income (loss) before income taxes	330,941	203,124	127,817	62.9
Income tax (provision) benefit, net	(128,331)	(60,089)	(68,242)	*
Effective tax rate	**38.8%**	**29.6%**		
Net income (loss)	202,610	143,035	59,575	41.7
Less: Net income (loss) attributable to noncontrolling interests, net of tax	6,131	(2,484)	8,615	*
Net income (loss) attributable to DISH Network	$ 196,479	$ 145,519	$ 50,960	35.0
Other Data:				
Pay-TV subscribers, as of period end (in millions)	13.909	14.041	(0.132)	(0.9)
Pay-TV subscriber additions, gross (in millions)	0.751	0.691	0.060	8.7
Pay-TV subscriber additions, net (in millions)	(0.023)	(0.012)	(0.011)	(91.7)
Pay-TV average monthly subscriber churn rate ("Pay-TV churn rate")	1.86%	1.67%	0.19%	11.4
Pay-TV average subscriber acquisition cost per subscriber ("Pay-TV SAC")	$ 736	$ 861	$ (125)	(14.5)
Pay-TV average monthly revenue per subscriber ("Pay-TV ARPU")	$ 86.33	$ 84.39	$ 1.94	2.3
Broadband subscribers, as of period end (in millions)	0.608	0.553	0.055	9.9
Broadband subscriber additions, gross (in millions)	0.066	0.072	(0.006)	(8.3)
Broadband subscriber additions, net (in millions)	0.013	0.028	(0.015)	(53.6)
EBITDA	$ 716,568	$ 604,794	$ 111,774	18.5

* Percentage is not meaningful.

DISH QUARTERLY INVESTOR SUMMARY–3Q15 11

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materiallydifferentfromanyfutureresults, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties, and other factors is set Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2014 and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015, and September 30, 2015. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation update these forward-looking statements. to forth in DISH Network Corporation’s Disclosure DISH QUARTERLY INVESTOR SUMMARY–3Q15 12